Exhibit 99.1

GoLogiq to Combine Fintech Assets with Recruiter.com, Creating Nasdaq-Listed Global Fintech Platform

Proposed Simultaneous Asset Purchase and Spin-Out Re-Aligns the Business and Assets of Two Public Companies, Creating a Nasdaq-listed Company Structured to Optimize Shareholder Value

NEW YORK, NY, June 6, 2023 – GoLogiq, Inc. (OTC:GOLQ) (“GoLogiq”), a U.S.-based global provider of fintech and consumer data analytics, has signed a definitive agreement (the "Agreement") for a planned purchase of its fintech assets by Recruiter.com Group, Inc. (NASDAQ:RCRT) (NASDAQ:RCRTW) ("Recruiter.com" or “Recruiter”), a recruiting solutions provider.

Under the terms of the Agreement, and subject to satisfaction of certain closing conditions, Recruiter.com will acquire GoLogiq’s CreateApp, PayLogiq (operating as AtozPay™), GoLogiq (operating as AtozGo™), and Radix™ businesses and related assets that comprise a suite of mobile commerce, e-wallet and mobile payment and big data analytics platforms.

In consideration for these assets, GoLogiq is to receive common stock of Recruiter.com equal to approximately 84% of Recruiter.com, with existing Recruiter.com stockholders initially maintaining approximately 16%.

Recruiter and GoLogiq plan to review the market capitalization of Recruiter six months following the closing of the business combination. If the market capitalization of the combined company is at least $130 million at that time, additional shares may be issued to GoLogiq. The company plans to increase its market capitalization through the combination of the generation of revenues utilizing the acquired mobile banking assets as well as through the consummation of several planned and proposed acquisitions that involve existing revenue generating businesses.

The Agreement values the combined companies at approximately $105 million, substantially above the current market capitalization of Recruiter.com. Recruiter.com will continue to be listed on the Nasdaq Capital Market and plans to change its name to a name and branding that would reflect the new fintech focus of the company.

GoLogiq plans to continue to be quoted on the OTC Markets and maintain the GammaRey operating subsidiary it recently acquired. As a result of the transaction, GoLogiq is only changing the structure of a portion of its asset base from mobile technology assets to the anticipated receipt of the Recruiter Nasdaq-listed shares.

GammaRey brought to GoLogiq an asset management business with nearly $800 million in customer financial assets under advisement.  GammaRey also introduced a pipeline of attractive acquisition targets which GoLogiq has been pursuing. Given GoLogiq’s new focus on asset management that was created by the GammaRey acquisition, the board of GoLogiq believes this transaction with Recuiter.com will create greater shareholder value versus maintaining the Fintech assets itself. It also enables GoLogiq to become a pure play wealth management company with a more clearly definable market valuation.

GoLogiq plans to distribute the Recruiter shares to its shareholders via a special distribution/dividend when permissible under state and federal securities laws. GoLogiq also plans to change its name and branding to reflect the new asset management focus of the company and will continue to pursue business and additional acquisitions in line with its GammaRey platform.

Concurrent with the closing of the business combination, Recruiter.com plans to spin out the existing operating business and assets of Recruiter.com into a newly created company which would be publicly traded on the OTC Markets. For every share held of Recruiter.com, Recruiter shareholders will receive via a special distribution a to-be-determined number of shares of the spin-out company. Such shares would be in addition to their retained ownership in the newly combined Nasdaq-traded company. As a result of the two transactions, shareholders of record of Recruiter.com as of the record date will hold two publicly traded securities, those of Recruiter.com and those of the new OTC spin-out company.

“We are thrilled to announce this significant milestone for Recruiter.com shareholders," said Evan Sohn, CEO of Recruiter.com. “We believe the combined transactions will unlock significant value for our shareholders while creating a new structure under which the existing Recruiter.com business can thrive."

GoLogiq CEO, Brent Suen, commented: “Through this transaction, we believe we have formed a company with an exciting growth strategy based on a solid foundation of valuable assets, both financial and human. Given the extensive pipeline of potential Fintech acquisitions that will be enabled by the Nasdaq listing, we anticipate it will bring many benefits to all stakeholders.”

Transaction Details

GoLogiq plans to transfer the aforementioned fintech assets into a special purpose subsidiary, GoLogiq SPV. The transaction is structured as a stock-for-stock reverse merger whereby all of the GoLogiq SPV outstanding equity interests are to be exchanged for shares of Recruiter.com’s common stock.

The board of directors of both companies have unanimously approved the business combination. The transaction is expected to close in late third quarter or early fourth quarter of 2023, subject to satisfying certain closing conditions which include the completion of satisfactory due diligence by both parties and the receipt of shareholder approval by both companies.

All but one of the current directors of Recruiter will resign effective upon the closing of the transaction, and the existing directors of GoLogiq shall be appointed to the board of Recruiter, with Brent Suen  appointed chairman.

Transaction Advisors

Joseph Gunnar & Co., LLC is acting as the exclusive financial advisor to Recruiter.com and GoLogiq in connection with the transaction. Lucosky Brookman LLP is serving as legal counsel to Recruiter.com, with Kline Law Group, LLP serving as legal counsel to GoLogiq.

About Recruiter.com Group

Recruiter.com is an on-demand recruiting platform providing flexible talent acquisition solutions that scale from startups to the Fortune 100. With an on-tap network of thousands of recruiting professionals and recruitment marketing automation, Recruiter.com helps businesses solve today's complex hiring challenges.  To learn more, visit www.recruiter.com.

Please follow these social media channels for additional updates:

LinkedIn Recruiter Network Group: www.linkedin.com/groups/42370/

LinkedIn: www.linkedin.com/company/1240434

Twitter: twitter.com/recruiterdotcom

Facebook: www.facebook.com/RecruiterDotCom

About GoLogiq

GoLogiq Inc. is a U.S.-based global provider of fintech and mobile solutions for digital transformation and consumer data analytics. Its software platforms are comprised of CreateApp, a mobile app development and publishing platform for small-to-medium sized businesses; AtozGo™, a ‘hyper-local’ app-based delivery platform; AtozPay™, an eWallet for mobile top-up, e-commerce purchases, bill payment and microfinance; and Radix™, a Big Data analytics platform.

The company’s GammaRey subsidiary provides wealth management, direct-to-consumer lending platforms, mortgage broking, accounting, taxation advice, reporting, structuring, and solutions for individual investors and small-to-medium businesses in Australia. It also offers compliance services under its subsidiary’s Australian Financial Services License, including advice regarding Managed Investment Schemes (MIS), Self-Managed Superannuation Funds (SMSF) and other ancillary services.

To learn more, go to gologiq.com or follow the company on twitter: $GOLQ and @gologiq.

No Regulatory Endorsement

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Important Information and Where to Find It

This press release is being made in respect of the proposed merger transaction (the “Merger”) involving Recruiter.com and GoLogiq SPV, or similarly named subsidiary formed for the purpose of effectuating the Agreement that will hold the contributed fintech assets of GoLogiq. Recruiter.com intends to file a registration statement on Form S-4 (or such other form as it might determine to be applicable) with the Securities and Exchange Commission (the “SEC”), which will include a proxy statement for Recruiter.com shareholders and which will also serve as a prospectus related to offers and sales of the securities of Recruiter.com after the merger. Recruiter.com will also file other documents regarding the Merger with the SEC.

Before making any voting or investment decision, investors and security holders of Recruiter.com and GoLogiq are urged to carefully read the entire registration statement and proxy statement/prospectus, when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. The documents filed with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov.

In addition, the documents filed with the SEC may be obtained free of charge from Recruiter.com’s website at investors.recruiter.com.

Participants in the Solicitation

Recruiter.com and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders in favor of the approval of the Merger. Information regarding Recruiter.com’s directors and executive officers and other persons who may be deemed participants in the solicitation may be obtained by reading the registration statement and the proxy statement/prospectus and other relevant documents filed with the SEC when they become available. Free copies of these documents may be obtained as described above.

Important Cautions Reading Forward-Looking Statements

Certain statements made herein that are not historical facts are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include without limitation, Recruiter.com’s and GoLogiq’s expectations with respect to the Merger between Recruiter.com and GoLogiq SPV, or similarly named subsidiary formed for the purpose of effectuating the Agreement that will hold the contributed fintech assets of GoLogiq, including statements regarding the benefits of the transaction, the final structure of the transaction, the anticipated timing of the transaction, the implied valuation of GoLogiq, and the products and services offered by GoLogiq. Words such as “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Recruiter.com’s and GoLogiq’s control and are difficult to predict. Factors that may cause actual future events to differ materially from the expected results, include, but are not limited to: (i) the risk that the merger between Recruiter.com and GoLogiq SPV (or similarly formed subsidiary to effectuate the transaction) may not be completed in a timely manner or at all, which may adversely affect the price of the securities of Recruiter.com, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Agreement by the stockholders of Recruiter.com and GoLogiq’s, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Agreement, (iv) the receipt of an unsolicited offer from another party for an alternative transaction that could interfere with the Merger, (v) the effect of the announcement or pendency of the transaction on GoLogiq’s business relationships, performance, and business generally, (vi) the inability to recognize the anticipated benefits of the Merger, which may be affected by, among other things, competition and the ability of the post-Merger company to grow and manage growth profitability and retain its key employees, (vii) costs related to the Merger, (viii) the outcome of any legal proceedings that may be instituted against Recruiter.com and GoLogiq following the announcement of the proposed merger, (ix) the ability to maintain the listing of Recruiter.com’s securities on Nasdaq, (x) the ability to implement business plans, forecasts, and other expectations after the completion of the Merger, and identify and realize additional opportunities, (xi) the risk of downturns and the possibility of rapid change in the highly competitive industry in which GoLogiq operates, (xii) the risk that GoLogiq may not sustain profitability, (xiii) the risk that GoLogiq may need to raise additional capital to execute its business plan, which many not be available on acceptable terms or at all, (xiii) the risk that third-party suppliers and manufacturers are not able to fully and timely meet their obligations, (xiv) the risk of product liability or regulatory lawsuits or proceedings relating to the products and services of GoLogiq, (xv) the risk that GoLogiq is unable to secure or protect its intellectual property, (xvi) the risk that the securities of the post-Merger company will not be approved for listing on Nasdaq or if approved, maintain the listing, and (xvii) other risks and uncertainties indicated in the filings that are made from time to time with the SEC by Recruiter.com (including those under the “Risk Factors” sections therein). The foregoing list of factors is not exhaustive. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Recruiter.com and GoLogiq assume no obligation and do not intend, to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

GoLogiq Company Contact:
Brent Suen, CEO
GoLogiq, Inc.
Email Contact

GoLogiq Investor Relations:
Ron Both
CMA Investor Relations
Tel (949) 432-7566
Email contact

GoLogiq Media & ESG Contact:
Tim Randall
CMA Media Relations
Tel (949) 432-7572

Email contact

Recruiter.com Company Contact:

Miles Jennings

President and COO

investors@recruiter.com